Vanguard 500 Index Fund
Vanguard Balanced Index Fund
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard Extended Market Index Fund
Vanguard Growth Index Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Pacific Stock Index Fund
Vanguard REIT Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Small-Cap Index Fund
Vanguard Total Bond Market Index Fund
Vanguard Total International Stock Index Fund
Vanguard Total Stock Market Index Fund
Vanguard Value Index Fund

Supplement to the Prospectuses and Summary Prospectuses for Signal® Shares

Effective October 16, 2013, Signal Shares are generally closed to new investors. Signal Shares remain open to existing investors and to certain new institutional and financial intermediary investors.

Also effective October 16, 2013, AdmiralTM Shares are generally available to certain institutional and financial intermediary clients with no minimum initial or subsequent investment requirements. You may convert your Signal Shares to Admiral Shares at any time by contacting Vanguard. It is anticipated that all outstanding Signal Shares will be automatically converted to Admiral Shares in October 2014, at which time Signal Shares will no longer be available.

Prospectus Text Changes

All references regarding conversions to Signal Shares are deleted from the prospectus.

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS SIG 102013